UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2009

South Texas Oil Company
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-33777 Commission File Number	74-2949620 (I.R.S. Employer Identification No.)

300 East Sonterra Boulevard Suite 1220 San Antonio, Texas (Address of principal executive offices)		78258 (Zip Code)

Registrant’s telephone number, including area code:  (210) 545-5994

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 30, 2009, South Texas Oil Company (the “Company”) issued a press release announcing results for the fiscal year ended December 31, 2008. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished as part of this report on Form 8-K:

99.1	Press Release dated March 30, 2009 announcing results for the fiscal year ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

South Texas Oil Company

Date: March 30, 2009	By:	/s/ Michael J. Pawelek
Michael J. Pawelek
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated March 30, 2009 announcing results for the fiscal year ended December 31, 2008.